UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21992

TENNENBAUM OPPORTUNITIES PARTNERS V, LP
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
TENNENBAUM OPPORTUNITIES PARTNERS V, LP
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2010

Date of reporting period: DECEMBER 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)
December 31, 2010

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Annual Report

December 31, 2010

Contents

Portfolio Asset Allocation (Unaudited)	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Notes to Financial Statements	14
Schedule of Changes in Investments in Affiliates	26
Schedule of Restricted Securities of Unaffiliated Issuers	27

Supplemental Information (Unaudited)

Directors and Officers	28

Tennenbaum Opportunities Partners V, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

December 31, 2010

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	11.9%
Gambling Industries	8.6%
Communications Equipment Manufacturing	5.8%
Radio and Television Broadcasting	5.4%
Business Support Services	5.3%
Architectural, Engineering, and Related Services	4.9%
Industrial Machinery Manufacturing	4.9%
Scheduled Air Transportation	3.8%
Other Financial Investment Activities	3.6%
Cable and Other Subscription Programming	3.4%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	3.3%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	2.9%
Electric Power Generation, Transmission and Distribution	2.7%
Full-Service Restaurants	2.6%
Other General Merchandise Stores	2.2%
Semiconductor and Other Electronic Component Manufacturing	2.2%
Book, Periodical, and Music Stores	1.6%
Software Publishers	1.5%
Aerospace Product and Parts Manufacturing	1.4%
Offices of Real Estate Agents and Brokers	1.4%
Other Professional, Scientific, and Technical Services	1.4%
Metal and Mineral (except Petroleum) Merchant Wholesalers	1.3%
Data Processing, Hosting, and Related Services	1.2%
Satellite Telecommunications	1.3%
Computer and Peripheral Equipment Manufacturing	1.2%
Support Activities for Mining	1.2%
Oil and Gas Extraction	0.8%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	0.7%
Other Investment Pools and Funds	0.7%
Activities Related to Credit Intermediation	0.6%
Health and Personal Care Stores	0.4%
Management, Scientific, and Technical Consulting Services	0.3%
Depository Credit Intermediation	0.2%
Home Furnishings Stores	0.0%
Motor Vehicle Manufacturing	0.0%
Newspaper, Periodical, Book, and Directory Publishers	0.0%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	9.3%

Total	100.0%

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of
Tennenbaum Opportunities Partners V, LP

We have audited the accompanying statement of assets and liabilities of Tennenbaum Opportunities Partners V, LP (a Delaware Limited Liability Partnership) (the Partnership), including the statement of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated.  These financial statements and financial highlights are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2010, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tennenbaum Opportunities Partners V, LP at  December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

February 28, 2011

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $1,090,861,874)	$1,073,111,519
Affiliates (cost $289,958,910)	240,420,836
Total investments (cost $1,380,820,784)	1,313,532,355

Cash and cash equivalents	134,975,287
Accrued interest income:
Unaffiliated issuers	17,268,211
Affiliates	287,660
Receivable for investments sold	14,562,601
Deferred debt issuance costs	4,293,490
Currency options (cost $1,709,104)	1,135,219
Prepaid expenses and other assets	141,205
Total assets	1,486,196,028

Liabilities
Credit facility payable	86,996,000
Payable for investments purchased	14,938,478
Management and advisory fees payable	2,387,500
Payable to the Common Limited Partner	773,163
Currency options written (proceeds $363,774)	539,479
Payable to the Investment Manager	36,686
Interest payable	2,786
Accrued expenses and other liabilities	458,177
Total liabilities	106,132,269

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference;
25,000 interests authorized, 18,450 interests issued and outstanding	369,000,000
Accumulated distributions on Series A preferred interests	867,478
Total preferred limited partner interests	369,867,478

Net assets applicable to common limited and general partners	$1,010,196,281

Composition of net assets applicable to common limited and general partners
Paid-in capital	$1,081,728,330
Accumulated net investment income	915,962
Accumulated net realized loss	(10,708,943)
Accumulated net unrealized depreciation	(61,739,068)
Net assets applicable to common limited and general partners	$1,010,196,281

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments

December 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (77.70%)
Bank Debt (46.42%) (1)
Architectural, Engineering, and Related Services (1.03%)
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14 (2)	$14,854,583	$14,854,583	1.03%

Book, Periodical, and Music Stores (1.62%)
Borders Group, Inc., Term Loan, LIBOR + 12.25%, due 4/1/14	$23,897,810	23,419,854	1.62%

Business Support Services (5.02%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/30/15	$72,720,927	72,720,927	5.02%

Cable and Other Subscription Programming (3.42%)
Medfort, S.a.r.l., 1st Lien Term Loan, EURIBOR + 13%, due 7/5/17 - (Germany) (3)	€1,239,466	1,658,901	0.12%
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK,
due 11/21/17 - (Germany) (3)	€37,610,298	47,795,572	3.30%
Total Cable and Other Subscription Programming		49,454,473

Communications Equipment Manufacturing (5.77%)
Dialogic Corporation, Senior Secured Notes, LIBOR + 11%, due 9/30/13	$47,933,138	47,933,138	3.31%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$39,205,579	35,677,077	2.46%
Total Communications Equipment Manufacturing		83,610,215

Computer and Peripheral Equipment Manufacturing (1.21%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 2% PIK, due 11/22/12	$18,690,739	17,475,841	1.21%

Electric Power Generation, Transmission and Distribution (2.69%)
Texas Competitive Electric Holdings Company, LLC, B3 Term Loan, LIBOR + 3.5%, due 10/10/14	$26,283,249	20,329,200	1.40%
Texas Competitive Electric Holdings Company, LLC, Delayed Draw Term Loan, LIBOR + 3.5%, due 10/10/14	$24,224,960	18,619,571	1.29%
Total Electric Power Generation, Transmission and Distribution		38,948,771

Industrial Machinery Manufacturing (2.95%)
BOC Edwards Limited, 2nd Lien Term Loan, LIBOR + 5.75%, due 11/30/14	$45,001,055	42,722,877	2.95%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.65%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%, due 10/2/13	$742,861	627,717	0.04%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$10,454,479	8,834,035	0.61%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		9,461,752

Management, Scientific, and Technical Consulting Services (0.32%)
Booz Allen Hamilton, Inc., Mezzanine Loan, 13%, due 7/31/16	$4,584,510	4,689,573	0.32%

Newspaper, Periodical, Book, and Directory Publishers (0.03%)
Local Insight Regatta Holdings, Inc., 1st Lien Term Loan, LIBOR + 4%, due 4/23/15	$1,000,000	362,500	0.03%

Offices of Real Estate Agents and Brokers (1.41%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$21,204,819	23,232,530	1.60%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$26,980,896	(2,788,017)	(0.19)%
Total Offices of Real Estate Agents and Brokers		20,444,513

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Fair	Percent of Cash
Investment	Amount		Value	and Investments

Debt Investments (continued)
Other Financial Investment Activities (3.59%)
American Capital, Ltd., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, due 12/31/13		$23,081,024	$23,236,821	1.60%
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14		$38,089,521	28,876,618	1.99%
Total Other Financial Investment Activities			52,113,439

Other General Merchandise Stores (2.20%)
Conn Appliances, Inc., Term Loan, LIBOR + 11.5%, due 11/30/14		$31,912,947	31,912,947	2.20%

Other Investment Pools and Funds (0.70%)
Vion Holdings II, LLC, Senior Secured Term Loan, LIBOR + 11%, due 2/27/12		$10,136,984	10,136,984	0.70%

Radio and Television Broadcasting (5.20%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14 (2)		$8,437,500	3,825,000	0.26%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14 (2)		$69,166,070	71,586,882	4.94%
Total Radio and Television Broadcasting			75,411,882

Semiconductor and Other Electronic Component Manufacturing (2.05%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, due 9/29/15		$27,414,213	26,865,929	1.86%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16		$2,760,812	2,760,812	0.19%
Total Semiconductor and Other Electronic Component Manufacturing			29,626,741

Software Publishers (1.48%)
EAM Software Finance Pty, Ltd, 1st Lien Senior Secured Tranche A Term Loan, BBSY + 2.25% Cash + 1.5% PIK, due 5/10/13 - (Australia) (3)	AUD	8,611,914	8,041,471	0.56%
EAM Software Finance Pty, Ltd, 1st Lien Senior Secured Tranche B Term Loan, BBSY + 2.75% Cash + 1.5% PIK, due 11/10/13 - (Australia) (3)	AUD	14,018,221	12,472,843	0.86%
Infor Global Solutions, Extended Initial 1st Lien Delayed Draw Term Loan, LIBOR + 5.75%, due 12/31/13		$345,968	330,832	0.02%
Infor Global Solutions, Extended Initial 1st Lien Term Loan, LIBOR + 5.75%, due 12/31/13		$651,428	623,905	0.04%
Total Software Publishers			21,469,051

Support Activities for Mining (1.21%)
Trico Marine Services, Inc., 1st Lien Term Loan, LIBOR + 15.5%, due 12/31/11		$7,378,167	7,378,167	0.51%
Trico Shipping AS, 1st Lien Term Loan A, 13.5%, due 7/1/14 - (Norway)		$9,657,578	9,512,714	0.66%
Trico Shipping AS, Priority 1st Lien Term Loan A, 13.5%, due 9/21/11 - (Norway)		$363,000	363,000	0.03%
Trico Shipping AS, Priority 1st Lien Term Loan B, 13.5%, due 9/21/11 - (Norway)		$170,000	170,000	0.01%
Total Support Activities for Mining			17,423,881

Wired Telecommunications Carriers (3.87%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (3)		€5,852,181	6,501,024	0.45%
Hawaiian Telcom Communications, Inc., Senior Secured Term Loan, LIBOR + 6%, due 10/28/15		$12,978,024	13,092,931	0.90%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15 (2)		$15,704,595	15,835,461	1.09%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.50%, due 8/9/16 - (Netherlands) (3)		€13,645,416	13,560,296	0.94%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (3)		€6,798,182	7,115,174	0.49%
Total Wired Telecommunications Carriers			56,104,886

Total Bank Debt (Cost $630,634,612)			672,365,690

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Other Corporate Debt Securities (31.28%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (2.85%)
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$29,404,000	$25,477,390	1.76%
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$19,077,000	15,833,910	1.09%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		41,311,300

Aerospace Product and Parts Manufacturing (1.39%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$20,994,000	15,935,076	1.10%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15	$5,570,000	4,247,125	0.29%
Total Aerospace Product and Parts Manufacturing		20,182,201

Architectural, Engineering, and Related Services (3.62%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$50,525,000	39,914,750	2.76%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$10,506,538	10,769,202	0.74%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15 (2), (5)	$1,749,916	1,749,916	0.12%
Total Architectural, Engineering, and Related Services		52,433,868

Data Processing, Hosting, and Related Services (0.55%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$5,814,000	5,792,198	0.40%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (5)	$1,873,000	2,153,950	0.15%
Total Data Processing, Hosting, and Related Services		7,946,148

Full-Service Restaurants (2.55%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13 (5)	$35,724,000	37,062,578	2.55%

Gambling Industries (3.85%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$60,600,000	55,752,000	3.85%

Health and Personal Care Stores (0.39%)
Rite Aid Corporation, Senior Unsecured Notes, 9.5%, due 6/15/17	$6,640,000	5,660,600	0.39%

Home Furnishings Stores (0.04%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	597,285	0.04%

Industrial Machinery Manufacturing (1.27%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (5)	$18,433,000	18,433,000	1.27%

Metal and Mineral (except Petroleum) Merchant Wholesalers (1.34%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$22,030,000	19,441,475	1.34%

Oil and Gas Extraction (0.80%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$8,096,000	7,946,224	0.55%
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$3,777,000	3,644,805	0.25%
Total Oil and Gas Extraction		11,591,029

Other Professional, Scientific, and Technical Services (1.36%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 - (France, Germany, United Kingdom) (5)	$22,186,000	19,634,610	1.36%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.29%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$52,174,000	47,597,819	3.29%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Debt Investments (continued)
Satellite Telecommunications (1.34%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 10.5%, due 11/30/11	$19,699,380	$19,375,128	1.34%

Scheduled Air Transportation (2.72%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16 (5)	$2,234,935	3,011,574	0.21%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (5)	$5,069,427	6,851,330	0.47%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (5)	$5,081,969	6,893,691	0.48%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13 (5)	$2,010,435	2,534,153	0.17%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (5)	$4,554,898	5,324,675	0.37%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (5)	$5,531,187	6,620,831	0.46%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (5)	$5,966,993	8,097,209	0.56%
Total Scheduled Air Transportation		39,333,463

Wired Telecommunications Carriers (3.92%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$18,170,000	19,850,725	1.37%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (3), (5)	€47,848,450	24,783,621	1.71%
Zayo Group, LLC, 1st Lien Senior Secured Notes, 10.25%, due 3/15/17	$11,067,000	12,146,033	0.84%
Total Wired Telecommunications Carriers		56,780,379

Total Other Corporate Debt Securities (Cost $467,378,127)		453,132,883

Total Debt Investments (Cost $1,098,012,739)		1,125,498,573

Equity Securities (12.98%)
Activities Related to Credit Intermediation (0.63%)
Online Resources Corporation, Common Stock (2), (4), (6)	1,959,400	9,111,210	0.63%

Architectural, Engineering, and Related Services (0.28%)
Alion Science & Technology Corporation, Warrants (4)	10,380	537,580	0.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	6,674	988,369	0.07%
ESP Holdings, Inc., Common Stock (2), (4), (5), (6)	29,156	2,487,659	0.17%
Total Architectural, Engineering, and Related Services		4,013,608

Business Support Services (0.23%)
STG-Fairway Holdings, LLC, Class A Units (4), (5)	242,403	3,340,313	0.23%

Data Processing, Hosting, and Related Services (0.68%)
GXS Holdings, Inc., Common Stock (4), (5)	2,611,059	261	-
GXS Holdings, Inc., Series A Preferred Stock (4), (5)	104,443	9,872,997	0.68%
Total Data Processing, Hosting, and Related Services		9,873,258

Depository Credit Intermediation (0.23%)
Doral Financial Corporation, Common Stock (4)	2,410,794	3,326,896	0.23%
Doral GP, Ltd., GP Interest (2), (4), (5), (6)	100	225	-
Total Depository Credit Intermediation		3,327,121

Gambling Industries (4.71%)
TOPV New World Holdings, LLC, Membership Interests - (Canada) (2), (4),(5), (6)	77,133,413	65,524,403	4.52%
Tropicana Entertainment, Inc., Common Stock (4), (5)	180,844	2,780,477	0.19%
Total Gambling Industries		68,304,880

Industrial Machinery Manufacturing (0.64%)
GSI Group, Inc., Common Stock (4), (5)	876,521	9,273,589	0.64%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (5)	83	4,730	-

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount		Fair	Percent of Cash
Investment	or Shares		Value	and Investments

Equity Securities (continued)
Motor Vehicle Manufacturing (0.00%)
Fleetwood Enterprises, Inc., Common Stock (2), (4), (6)		11,500,685	$11,501	-

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (4), (5)		1,799	45,344	-
Bally Total Fitness Holding Corporation, Warrants (4), (5)		3,245	15,576	-
Total Other Amusement and Recreation Industries			60,920

Radio and Television Broadcasting (0.21%)
Encompass Digital Media Group, Inc., Common Stock (2), (4), (5), (6)		661,765	3,031,875	0.21%

Scheduled Air Transportation (1.11%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (5)		266	2,964,485	0.20%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (5)		265	2,934,268	0.20%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (5)		310	3,584,483	0.25%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (5)		282	3,410,770	0.24%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (5)		265	3,230,557	0.22%
Total Scheduled Air Transportation			16,124,563

Semiconductor and Other Electronic Component Manufacturing (0.15%)
TPG Hattrick Holdco, LLC, Common Units (4), (5)		1,935,857	2,110,083	0.15%

Wired Telecommunications Carriers (4.11%)
Hawaiian Telcom Communications, Inc., Common Stock (4), (6)		362,676	7,362,323	0.51%
Hawaiian Telcom Holdco, Inc., Warrants (4), (6)		54,272	407,040	0.03%
Integra Telecom, Inc., Common Stock (2), (4), (5), (6)		10,080,250	51,369,376	3.55%
Integra Telecom, Inc., Warrants (2), (4), (5), (6)		3,018,747	44,376	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)		6,550,500	263,016	0.02%
Total Wired Telecommunications Carriers			59,446,131

Total Equity Securities (Cost $282,808,045)			188,033,782

Total Investments (Cost $1,380,820,784) (7)			1,313,532,355

Cash and Cash Equivalents (9.32%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.10%, due 1/3/11 Collateralized by Federal Home Loan Bank Bonds		$10,174,712	10,174,712	0.70%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 1/3/11		$4,000,000	3,999,993	0.28%
Union Bank of California, Commercial Paper, 0.21%, due 1/4/11		$5,000,000	4,999,912	0.34%
Toyota Motor Credit Corporation, Commercial Paper, 0.25%, due 1/19/11		$14,000,000	13,998,250	0.97%
Citicorp Funding, Inc., Commercial Paper, 0.26%, due 1/26/11		$25,000,000	24,995,486	1.73%
Toyota Motor Credit Corporation, Commercial Paper, 0.26%, due 2/1/11		$15,000,000	14,996,641	1.04%
Union Bank of California, Commercial Paper, 0.25%, due 2/8/11		$20,000,000	19,994,722	1.38%
General Electric Capital Corporation, Commercial Paper, 0.23%, due 2/16/11		$15,000,000	14,995,592	1.03%
Toyota Motor Credit Corporation, Commercial Paper, 0.26%, due 3/1/11		$10,000,000	9,995,739	0.69%
Cash Denominated in Foreign Currency (Cost $41,413)	CAD	42,433	42,518	-
Cash Denominated in Foreign Currency (Cost $12,085,666)		€8,931,474	11,953,884	0.83%
Cash Denominated in Foreign Currency (Cost $152,518)		£100,175	156,394	0.01%
Cash Denominated in Foreign Currency (Cost $1,912,024)	AUD	1,887,399	1,931,376	0.13%
Cash Held on Account at Various Institutions		$2,740,068	2,740,068	0.19%
Total Cash and Cash Equivalents			134,975,287

Total Cash and Investments			$1,448,507,642	100.00%

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Principal amount denominated in foreign currencies. Amortized cost and fair value converted from foreign currencies to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Not a controlling position.

(7)	Includes investments with an aggregate fair value of $77,742,778 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $912,959,151 and $809,742,837, respectively.
Aggregate purchases includes investment assets received as payment in-kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2010 was $1,002,644,785, or 69.22% of total cash and investments of the Partnership.

Options at December 31, 2010 were as follows:

Instrument	Notional Amount		Fair Value

Currency Options
Long
AUD Put Option, $0.818975, expires 6/28/11	AUD	1,297,161	$6,061
AUD Put Option, $0.818975, expires 12/28/11		1,210,684	22,144
AUD Put Option, $0.818975, expires 6/27/12		1,210,684	36,421
AUD Put Option, $0.818975, expires 12/27/12		2,421,368	100,761
AUD Put Option, $0.818975, expires 5/8/13		2,488,208	123,376
AUD Put Option, $0.818975, expires 11/6/13		14,012,139	846,456
Short
AUD Call Option $1.108025, expires 6/28/11		(1,297,161)	(8,950)
AUD Call Option $1.108025, expires 12/28/11		(1,210,684)	(18,898)
AUD Call Option $1.108025, expires 6/27/12		(1,210,684)	(24,222)
AUD Call Option $1.108025, expires 12/27/12		(2,421,368)	(56,242)
AUD Call Option $1.108025, expires 5/8/13		(2,488,208)	(61,691)
AUD Call Option $1.108025, expires 11/16/13		(14,012,139)	(369,476)
Net Currency Options			$595,740

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Operations

Year Ended December 31, 2010

Investment income
Interest income:
Unaffiliated issuers	$121,169,112
Affiliates	13,165,680
Other income	6,048,009
Total investment income	140,382,801

Operating expenses
Management and advisory fees	28,650,000
Amortization of deferred debt issuance costs	1,070,064
Legal fees, professional fees and due diligence expenses	948,190
Interest expense	756,366
Commitment fees	686,677
Insurance expense	290,659
Custody fees	176,000
Director fees	106,463
Other operating expenses	396,689
Total expenses	33,081,108

Net investment income	107,301,693

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in unaffiliated issuers	62,870,139
Investments in affiliates	3,202,683
Foreign currency transactions	(665,519)
Net realized gain	65,407,303

Net change in net unrealized appreciation/depreciation on:
Investments	5,504,672
Foreign currency	601,872
Net change in net unrealized appreciation/depreciation	6,106,544

Net realized and unrealized gain	71,513,847

Dividends paid on preferred equity facility	(3,661,319)
Net change in accumulated dividends on preferred equity facility	34,557

Net increase in net assets applicable to common limited and general partners resulting from operations	$175,188,778

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2010
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$940,500,149	$940,500,149	$-

Net investment income	107,301,693	107,301,693	-
Net realized gain	65,407,303	65,407,303	-
Net change in net unrealized appreciation/depreciation	6,106,544	6,106,544	-
Dividends paid on preferred equity facility from net investment income	(3,661,319)	(3,661,319)	-
Net change in accumulated dividends on preferred equity facility	34,557	34,557	-
Net increase in net assets applicable to common limited and general partners resulting from operations	175,188,778	175,188,778	-

Distributions to common limited and general partners from:
Net investment income	(105,492,646)	(105,492,646)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $915,962)	$1,010,196,281	$1,010,196,281	$-

	Year Ended December 31, 2009
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$464,632,169	$464,632,169	$-

Capital contributions	109,962,700	109,962,700	-

Net investment income	80,345,740	80,345,740	-
Net realized gain	5,728,998	5,728,998	-
Net change in net unrealized depreciation	360,328,325	360,328,325	-
Dividends paid on preferred equity facility from net investment income	(3,935,716)	(3,935,716)	-
Net change in accumulated dividends on preferred equity facility	763,210	763,210	-
Net increase in net assets applicable to common limited and general partners resulting from operations	443,230,557	443,230,557	-

Distributions to common limited and general partners from:
Net investment income	(77,325,277)	(77,325,277)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $2,733,677)	$940,500,149	$940,500,149	$-

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Statement of Cash Flows

December 31, 2010

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$175,188,778
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash used in operating activities:
Net realized gain	(65,407,303)
Net change in net unrealized appreciation/depreciation	(5,504,672)
Dividends paid on preferred equity facility	3,661,319
Net change in accumulated dividends on preferred equity facility	(34,557)
Income from paid in-kind capitalization	(22,544,783)
Net amortization of market issue discount	(4,616,270)
Accretion of original issue discount	(1,974,169)
Amortization of deferred debt issuance costs	1,070,064
Changes in assets and liabilities:
Purchases of investments	(890,414,368)
Net proceeds from sales, maturities and paydowns of investments	809,742,837
Increase in receivable for investments sold	(7,543,427)
Decrease in accrued interest income - unaffiliated issuers	6,946,515
Increase in accrued interest income - affiliated issuers	(277,842)
Decrease in receivable from parent	92,229
Decrease in prepaid expenses and other assets	9,728
Decrease in payable for investments purchased	(25,355,383)
Increase in payable to investment manager	36,686
Increase in interest payable	1,084
Decrease in accrued expenses and other liabilities	(46,518)
Net cash used in operating activities	(26,970,052)

Financing activities
Proceeds from draws on credit facility	17,422,750
Dividends paid on preferred equity facility	(3,661,319)
Distributions to common limited partner	(105,492,646)
Net cash used in financing activities	(91,731,215)

Net decrease in cash and cash equivalents	(118,701,267)
Cash and cash equivalents at beginning of year	253,676,554
Cash and cash equivalents at end of year	$134,975,287

Supplemental disclosure:
Interest payments	$755,282

See accompanying notes.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

1.  Organization and Nature of Operations

Tennenbaum Opportunities Partners V, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on September 29, 2006, and the Partnership commenced operations on December 15, 2006.  The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Partnership is to achieve high total returns while minimizing losses.  Tennenbaum Opportunities Fund V, LLC (“TOF V” or the “Common Limited Partner”) owns the entire common limited partnership interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership.  Babson Capital Management LLC serves as Co-Manager.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Partnership management consists of the General Partner and the Board of Directors.  The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act.  The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  The Board of Directors consists of three persons, two of whom are independent.  If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors.  The remaining directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total maximum capitalization of the Partnership is approximately $1.91 billion, consisting of $1.105 billion of common limited partner interests (the “Common Limited Interests”) from the Common Limited Partner, $369 million of preferred limited partner interests (the “Preferred Limited Interests”) and $436 million under a senior secured revolving credit facility (the “Senior Facility”).  The Common Limited Interests, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership.  Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

1.  Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by TOF V as the holder of the Common Limited Interests.  However, the Partnership Agreement will prohibit liquidation of the Partnership prior to October 10, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Common Limited Partner Interests

The Common Limited Partner committed to purchase a total of $1.105 billion of the Common Limited Interests on dates specified by the Partnership over a period ending on or prior to April 10, 2009.  The Partnership accepted an initial commitment of $725 million at its inception on December 15, 2006, and received assets from the Common Limited Partner representing 20% of this initial commitment on the same day.   The Partnership accepted an additional commitment of $260 million on February 22, 2007, and received an initial 20% of this second commitment on or about February 26, 2007.  The Partnership accepted a final commitment of $120 million on or about July 2, 2007, and received an initial 20% of this third commitment on or about July 6, 2007.  The Partnership has called and received the remainder of the common shareholder commitments as follows:

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%
July 31, 2008	November 3, 2008	10%
October 10, 2008	December 15, 2008	10%
January 2, 2009	February 2, 2009	10%

Preferred Equity Facility

At December 31, 2010, the Partnership had 18,450 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per interest.  The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain conditions, and, prior to June 15, 2009, were able to be reissued.  Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  At December 31, 2010, the Partnership was in full compliance with such requirements.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

1.  Organization and Nature of Operations (continued)

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.65% or the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.  The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  Transfers between levels are recognized as of the beginning of the reporting period.

At December 31, 2010, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$55,752,000	$12,438,106
2	Other observable market inputs*	226,701,962	313,080,883	9,285,090
3	Independent third-party pricing sources that employ significant unobservable inputs	441,244,014	84,300,000	145,954,427
3	Internal valuations with significant unobservable inputs	4,419,714	-	20,356,159
Total		$672,365,690	$453,132,883	$188,033,782

* E.g., quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the year ended December 31, 2010 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$282,922,138	$109,280,256	$65,282,802
Net realized and unrealized gains (losses)	23,655,588	(23,020,558)	(32,594,824)
Net acquisitions and dispositions	134,666,288	(1,959,698)	106,832,520
Reclassifications within Level 3 †	-	-	6,704,462
Transfers out of Level 3	-	-	(270,533)
Ending balance	$441,244,014	$84,300,000	$145,954,427

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$17,995,640	$(23,113,755)	$(33,568,719)

† Reclassification of one investment from Investment Manager Valuation to Independent Third-Party Valuation.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$-	$235,752	$14,296,589
Net realized and unrealized gains (losses)	962,523	-	168,739
Net acquisitions and dispositions	3,457,191	(235,752)	12,595,293
Reclassifications within Level 3 ‡	-	-	(6,704,462)
Ending balance	$4,419,714	$-	$20,356,159

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$933,077	$-	$168,739

‡ Reclassification of one investment from Investment Manager Valuation to Independent Third-Party Valuation.

During the year ended December 31, 2010, one investment with a beginning-of-period fair value of approximately $33.5 million transferred from Level 2 to Level 1, and one investment transferred from Level 3 to Level 2, due to increased trading volumes.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At December 31, 2010, the Partnership held foreign currency denominated investments comprising approximately 9.30% of the Partnership’s total investments by fair value.  Such positions were converted at the closing rate in effect at December 31, 2010, and reported in U.S dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.   The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain currency option transactions. The Partnership recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Unrealized losses of $749,590 from derivative transactions during the year ended December 31, 2010 were included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Valuations of open option positions at December 31, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$595,740

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the Partnership’s operations.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements.  As of December 31, 2010, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since January 1, 2007 are subject to examination by federal taxing authorities.  No such examinations are currently pending.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments (including derivatives) of the Partnership at December 31, 2010 were as follows:

Unrealized appreciation	$122,735,666
Unrealized depreciation	(190,773,685)
Net unrealized depreciation	(68,038,019)

Cost	$1,382,166,114

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner.  For purposes of determining whether the 8% return to the Common Limited Partner has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Common Limited Partner for periods prior to the inception of the Partnership.  Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date.  The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually.  As of December 31, 2010, the Partnership had distributed $244,381,294 to the Common Limited Partner since inception.

4.  Management and Advisory Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.5% of the sum of the Common Limited Interest commitments (reduced after the ramp-up period by returns of contributed capital) and the Preferred Limited Interests and debt potentially issuable in respect of such Common Limited Interest commitments, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Preferred Limited Interests when less than $1 million in liquidation preference of Preferred Limited Interests remains outstanding.  In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

4.  Management and Advisory Fees and Other Expenses (continued)

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million.  The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations.  Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.  The weighted-average interest rate on outstanding borrowings at December 31, 2010 was 0.92%.  In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of December 31, 2010, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation.  At December 31, 2010, outstanding borrowings included €65,000,000 (US $86,996,000), and interest payable included €2,082 (US $2,786).

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications.  The Partnership’s maximum exposure under these arrangements is unknown.  However, the Partnership expects the risk of loss to be remote.

The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $31.6 million at December 31, 2010.  These instruments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

7.  Related Parties

The Partnership, the Common Limited Partner, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Common Limited Partner which are funded by or reimbursable through contributions from or deductions from distributions to the Common Limited Partner.  At December 31, 2010, the Partnership had a payable to the Common Limited Partner in the amount of $773,163, as reflected in the Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2010, such reimbursable amounts totaled $36,686, as reflected in the Statement of Assets and Liabilities.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

8.  Financial Highlights

					December 15, 2006
					(Inception)
	Year Ended December 31,				to December 31,
	2010	2009	2008	2007	2006

Period return on invested assets (1), (2)	18.0%	58.9%	(32.0)%	(3.3)%	0.5%

Gross return to common limited partner (1)	19.4%	81.2%	(51.0)%	(18.7)%	(0.4)%
Less: General Partner allocation (1)	0.0%	0.0%	0.0%	0.0%	0.0%
Period return to common limited partner (1), (3)	19.4%	81.2%	(51.0)%	(18.7)%	(0.4)%

Ratios to average common equity: (4), (5)
Net investment income (loss)	10.9%	11.2%	8.8%	0.3%	(14.4)%
Expenses	3.4%	4.9%	7.8%	11.5%	37.4%
Expenses and General Partner allocation	3.4%	4.9%	7.8%	11.5%	37.4%

Ending net assets attributable to common limited partner	$1,010,196,281	$940,500,149	$464,632,169	$695,176,734	$145,014,518
Portfolio turnover rate (1)	66.8%	48.3%	61.5%	42.7%	3.7%
Weighted-average debt outstanding	$82,122,988	$119,602,754	$347,492,137	$125,714,977	$20,764,706
Weighted-average interest rate	0.9%	1.3%	3.8%	5.5%	5.7%

Annualized Inception to Date Performance Data as of December 31, 2010:
Return on invested assets (2)	5.6%
Internal rate of return (6)	4.7%

Asset Coverage:
	December 31,
	2010	2009	2008	2007	2006
Series A Preferred Equity Facility:
Interests outstanding	18,450	18,450	8,300	8,800	500
Involuntary liquidation value per interest	$20,047	$20,049	$20,201	$20,199	$20,044
Asset coverage per interest	$64,374	$62,482	$45,025	$46,610	$53,272

Senior Secured Revolving Credit Facility:
Debt outstanding	$86,996,000	$74,469,200	$207,502,800	$348,712,000	$72,000,000
Asset coverage per $1,000 of debt outstanding	$16,863	$18,596	$4,016	$3,474	$3,027

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year, except for allocations to the General Partner.

(5)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.  The ratio of expenses to average common limited equity is higher in earlier periods, and net investment income to common limited equity assets is reduced, due to the Partnership’s relatively smaller capital base while the Partnership was ramping up.

(6)
Net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by organizational costs that were expensed at the inception of the Partnership.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates

December 31, 2010

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

Doral GP, Ltd., GP Interest	$225	$-	$-	$225
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	-	8,118,974	(4,556,250)	3,825,000
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	-	64,835,658	-	71,586,882
Encompass Digital Media Group, Inc., Common Stock	-	3,179,500	-	3,031,875
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14	20,473,335	-	(5,618,752)	14,854,583
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	1,714,918	1,260,704	(1,260,704)	1,749,916
ESP Holdings, Inc., 15% PIK, Preferred Stock	1,779,514	-	(989,389)	988,369
ESP Holdings, Inc., Common Stock	6,704,462	-	-	2,487,659
Fleetwood Enterprises, Inc., Common Stock	53,418	-	(34,936)	11,501
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13	1,368,558	-	(1,361,325)	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15	-	15,672,626	(78,918)	15,835,461
Integra Telecom, Inc., Common Stock	51,503,558	-	-	51,369,376
Integra Telecom, Inc., Warrants	202,300	-	-	44,376
Online Resources Corporation, Common Stock	10,306,444	-	-	9,111,210
TOPV New World Holdings, LLC, Membership Interests	-	92,166,514	-	65,524,403

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,422,993
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
GSI Group, Inc., Common Stock	7/23/10	6,788,812
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	Various 2010	16,377,147
GXS Holdings, Inc., Common Stock	3/28/08	2,510,633
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	100,425
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	17,158,717
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	16,402,470
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	8,982,702
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/31/07	65,868,332
Precision Holdings, LLC, Class C Membership Interests	9/30/10	1,858
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2010	32,600,251
STG-Fairway Holdings, LLC, Class A Units	12/30/10	3,317,673
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	1,781,860
TPG Hattrick Holdco, LLC, Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	2,234,935
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	5,069,427
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	5,081,969
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	2,010,435
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	4,554,898
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	5,531,187
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	5,966,993
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	1,198,517
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	1,185,975
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	1,693,336
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	1,724,931
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	1,392,512
Zayo Group, LLC, 1st Lien Senior Secured Notes, 10.25%, due 3/15/17	3/5/10	10,931,872

Tennenbaum Opportunities Partners V, LP
 (A Delaware Limited Partnership)

Directors and Officers
 (Unaudited)

The Directors and executive officers of the Partnership are listed below. The Board of Directors governs the Partnership and is responsible for protecting the interests of the interestholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Partnership’s activities, review contractual arrangements with service providers to the Partnership, and review the Partnership’s performance.  Each Director and executive officer serves for an indefinite term.  Correspondence for each Director or officer may be sent to:  c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California  90405.

1.  Independent Directors

Name (Age at December 31, 2010)
Principal Occupation(s)

Edwin A. Huston (72)
- Year of Election or Appointment:  2006
- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Partnership.  Mr. Huston retired from Ryder System, Inc. in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman.  Prior to joining Ryder, he held executive positions with NCR Corporation and Financial International Consultants Corporation.  Mr. Huston serves as a director and audit committee chairman of Kaman Corporation, and as a director and chair of the compensation committee of The Hackett Group, Inc.  Mr. Huston was also a director and compensation committee chairman of Enterasys Networks, Inc. until its sale in 2006, and is a former director and audit committee chairman of Unisys Corporation.  He is also a past chairman of the Federal Reserve Bank of Atlanta.  Mr. Huston received an M.B.A. in finance from Harvard Business School, where he was a Baker Scholar.  He received an A.B. in economics from Amherst College.  He oversees one portfolio in the fund complex as a director.

Gerald J. Lewis (77)
- Year of Election or Appointment:  2006
- Director and Member of the Audit and Joint Transactions Committees of the Partnership.  Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Cardium Therapeutics, Inc., and a retired director of AIM Mutual Funds, General Chemical Group, Inc., Fisher Scientific International, Wheelabrator Technologies, Inc., California Coastal Properties, Inc., Henley Manufacturing, Inc. and Henley Properties, Inc. He is a graduate of Tufts College (Magna Cum Laude) and the Harvard Law School.  Justice Lewis oversees one portfolio in the fund complex as a director.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

2.  Interested Directors and Officers

Name (Age at December 31, 2010)
Principal Occupation(s)

Michael E. Tennenbaum (75)
- Year of Election or Appointment:  2006
- Authorized Person of the Partnership.  Mr. Tennenbaum is a Co-Founder and the Senior Managing Partner of TCP. Prior to founding TCP, Mr. Tennenbaum was a senior executive at Bear Stearns Company, Inc., where he managed various departments, including Investment Banking, Risk Arbitrage and Options.  Mr. Tennenbaum serves on the boards of a number of both public and private companies and charitable institutions, including the Boys & Girls Clubs of America, the Los Angeles World Affairs Council, the Los Angeles Philharmonic Board of Overseers, the UCLA School of Medicine Board of Visitors, the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA, the Committee on University Resources at Harvard University, the Georgia Institute of Technology Foundation, Inc., and the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.  He holds a B.S. in Industrial Engineering from Georgia Institute of Technology and an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (45)
- Year of Election or Appointment:  2006
- Authorized Person of the Partnership.  Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm.  He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm.  Mr. Holdsworth currently serves as Chairman of WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (49)
- Year of Election or Appointment:  2006
- Authorized Person of the Partnership.  Mr. Hollander is also a Managing Partner of TCP and a member of TCP’s Investment Committee.  He is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings.  Prior to joining TCP, Mr. Hollander was an attorney for sixteen years at O’Melveny & Myers, where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm’s private placements and restructurings. Mr. Hollander has also represented boards of directors and has served on various creditor committees.  He received a B.S. in Economics (Summa Cum Laude) from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was an Associate Editor of the Stanford Law Review.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

Michael E. Leitner (43)
- Year of Election or Appointment:  2006
- Authorized Person of the Partnership.  Mr. Leitner is a Managing Partner of TCP and a voting member of its Investment Committee.  Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Mr. Leitner previously served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks, following employment as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally.  Prior to Microsoft, Mr. Leitner was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH.  Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (43)
- Year of Election or Appointment:  2006
- Director, President and Authorized Person of the Partnership.  Mr. Levkowitz is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee.  Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP.  Mr. Levkowitz serves as President of TCP’s Opportunity Funds and is Chairman of TCP’s Investment Policy Committee.  He has served as a director of both public and private companies.  Mr. Levkowitz has also served on a number of formal and informal creditor committees.  He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from the Wharton School, and a J.D. from the University of Southern California.  Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Tennenbaum Opportunities Partners V, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2010

Hugh Steven Wilson (63)
- Year of Election or Appointment:  2006
- Chief Executive Officer and Authorized Person of the Partnership.  Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP.  Prior to joining TCP in 2005, Mr. Wilson retired from the international law firm of Latham & Watkins.  While with Latham & Watkins, he served as Tennenbaum Capital Partners’ primary outside counsel since its inception.  While still a senior partner with Latham & Watkins, he was Global Co-Chair of the Mergers and Acquisitions Practice Group and former Chairman of both the National Litigation Department and the National Mergers and Acquisitions Litigation Practice Group.  Mr. Wilson currently serves as a Director on the boards of Alabama Aircraft Industries, Inc. and Anacomp, Inc., as Chairman of the Board of Directors of International Wire Group, Inc., and as Vice Chairman of Burford Capital Limited. He received a J.D. from the University of Chicago Law School, where he was a member of the law review and Order of the Coif.  Mr. Wilson also received a Master of Laws degree from Harvard Law School and a B.A. in Political Science from Indiana University.

Paul L. Davis (37)
- Year of Election or Appointment:  2008
- Chief Financial Officer of the Partnership.  Mr. Davis also serves as Chief Financial Officer of TCP.  Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP.  He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor.  He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (47)
- Year of Election or Appointment:  2007 as Secretary; 2008 as Chief Compliance Officer
- Chief Compliance Officer and Secretary of the Partnership.  Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd.  She began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing.  Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer.  A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Edwin A. Huston is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $52,500 for fiscal year 2010 and $50,305 for fiscal year 2009.

(b)          Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were:  $7,000 in 2010 and $14,000 in 2009.  The services comprising such fees included certain agreed-upon procedures required by the terms of the Registrant’s leverage facility and consultation regarding certain financial reporting issues.

(c)          Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $21,796 in 2010 and $23,318 in 2009. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)          All Other Fees.  Not applicable.

(e)          (1)           Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)          (2)           Not applicable.

(f)          Not applicable.

(g)         The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were:  $28,796 for fiscal year 2010 and $23,318 for fiscal year 2009.

(h)          The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)          Schedule of Investments.  Included in Annual Shareholder Report in Item 1.

(b)          Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940  (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents.  In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOF V September 29, 2006
Adopted by TOP V December 22, 2006

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)          (1)           The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”).  The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.  The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson.  Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989.  He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo.  Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments.  He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC, Mezzco II LLC and Mezzco III LLC, the General Partners of Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P. and Tower Square Capital Partners III, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000.  He is a CFA.

(a)          (2)           Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $2,698.6 million (including the feeder fund of the Registrant with assets on a standalone basis of $1,011 million) and two other pooled investment vehicles with combined assets of approximately $15.5 million, each as of December 31, 2010, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of $368.6 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $3 million, each as of December 31, 2010.  The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $410.7 million and three other pooled investment vehicles with combined assets of approximately $1.1 billion, each as of December 31, 2010.  The advisory fee of each of the three aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts generally invest in assets eligible for purchase by the Registrant.  The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts.  In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates.  Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant.  In certain cases, investment opportunities may be made other than on a pro rata basis.  For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it.  The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts.  All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)          (3)           Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager.  Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager.  Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein.  Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees.  Performance allocations from the Registrant and the other registered investment company that is a limited partnership (together, the “LPs”) are paid to the general partner of the LPs (the “General Partner”).  Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”).  Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein.  Mr. Leitner does not currently have equity interests in the Managing Members.  Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities.  Mr. Tennenbaum is the managing member of TCO.  Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.  TCO may be reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft.  The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services.  His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives.  The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index.  Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson.  Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson.  Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award.  Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)          (4)           The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2010 is as follows:

Mark K. Holdsworth	None
Michael E. Leitner	None
Howard M. Levkowitz	None
Richard E. Spencer II	None
Michael E. Tennenbaum	None

(b)          Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)          None.

ITEM 12.	EXHIBITS.

(a)          (1)           Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)          (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)          Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Partners V, LP

By:	/s/ Hugh Steven Wilson
Name:	Hugh Steven Wilson
Title:	Chief Executive Officer
Date:	March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name:	Hugh Steven Wilson
Title:	Chief Executive Officer
Date:	March 11, 2011

By:	/s/ Paul L. Davis
Name:	Paul L. Davis
Title:	Chief Financial Officer
Date:	March 11, 2011